EXHIBIT 32.1


             CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the quarterly report on Form 10-QSB of American Dairy, Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and President, and the Treasurer and principal financial officer of the Company, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


      2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of American Dairy, Inc.


Date: August 12, 2005             By: /s/  Leng You-Bin
                                     -------------------------------------
                                     Leng You-Bin
                                     Chief Executive Officer and President


                                  By: /s/ Liu Hua
                                     --------------------------------------
                                     Liu Hua
                                     Secretary, Treasurer and Chief
                                     Financial Officer